
CAMPING WORLD
LIFT KITS 4LESS
AUTO PARTS
AUTO PARTS 4LESS
JASKOL
66
GOODYEAR

INVESTOR PRESENTATION 2022

THE AUTO PARTS 4LESS GROUP, INC. (OTCQB : FLES)
105 W. Mayflower, North Las Vegas, NV 89030

MOTORSPORTS PARTNERS
MOTO AMERICA • NASCAR • NHRA

SAFE HARBOR STATEMENT

No information in this presentation should be construed as any indication whatsoever of the Company's future revenues, stock price, or results of operations. Forward-looking statements contained in this presentation involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to our outlook or expectations for earnings, revenues, expenses, asset quality, volatility of our common stock, financial condition or other future financial or business performance, strategies, expectations, or business prospects, or the impact of legal, regulatory or supervisory matters on our business, results of operations or financial condition.

Forward-looking statements can be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target" or similar expressions. Forward-looking statements reflect our judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences which risks have been discussed in our previously filed Forms 10-K and 10-Q and will be discussed in our future periodic filings following our business transition and in any subsequent filings under the Exchange Act and in our other SEC filings. Additionally, there may be other factors that could preclude us from realizing the predictions made in the forward-looking statements. We operate in a continually changing business environment and new factors emerge from time to time. We cannot predict such factors or assess the impact, if any, of such factors on our financial position or results of operations. All forward-looking statements included in this presentation speak only as of the date of this presentation and you are cautioned not to place undue reliance on any such forward-looking statements. Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

AutoParts4Less.com Enters $439 Billion Auto Parts Aftermarket as the Industry's 1st Pure Play Marketplace


SHOP BY CATEGORY
Car & Truck Parts
View All
Motorcycle Parts
Boat Parts
Commercial Truck Parts
Powersports Parts
Other Parts
Tools & Supplies

Mission Statement



AUTOMOTIVE PARTS INDUSTRY

The automotive parts industry is made up of a large, highly fragmented and varied group of sellers including manufacturers, warehouse distributers, auto dealerships, national chains and local parts retailers, as well as all things to all people horizontal marketplaces such as eBay and Amazon. Combined these sellers represent hundreds of millions of parts with most all sellers having an online sales presence.

OUR MISSION

Auto Parts 4Less mission is to create a world class enterprise level marketplace that aggregates the automotive parts sellers for the automotive parts buyers by utilizing integrated technologies that optimizes the listing, selling and shipping of automotive parts. A seamless digital experience that creates value for the entire automotive parts industry.

Massive Automotive Market Opportunity * + Additional Enthusiast Market Opportunity



$439B
Entire US Aftermarket Sales
Auto Care Industry -2022
$67B
Projected 2030
eCommerce Sales
$38B
2022 US Projected Total
Automotive eCommerce sales
20%
In Recent Years
Compounded Annual
eCommerce Growth
(CAGR)



RV Camper $2B
Motorcycle $5B
Boating $6B
Powersports $6B
Tools $13B
Semi Truck $18B
Outdoor/Recreation $17B

*Projections from Automotive eCommerce Report Contributed to By Hedges and Company

Auto Parts 4Less Enterprise Marketplace is a Highly Scalable Enterprise Platform Business Model



FIND AUTO PARTS
SHOP BY CATEGORY

STUDIES SHOW

- 7 of the world's 12 Largest corporations are platform businesses.*
- When a platform enters a traditional product market, the platform virtually always wins.**
- Global VC invested $28 Billion in marketplace start-ups in 2021***
- First mover advantage with "winner-take-most" market dynamics.

* McKinsey Digital
* *Harvard Business review
***Advinta Ventures: Future of Marketplaces

Who Can Sell Parts On AutoParts4Less.com Marketplace? EVERYONE!

While there are numerous types of Auto Parts sellers, there is no go-to brand that has captured large share of market.

EXAMPLES OF BRICK & MORTAR RETAILERS

- Autozone
- O'Reilly
- Auto Plus/Pepboys
- Napa
- Advanced Auto Parts

EXAMPLES OF E-COMMERCE SELLERS

- Rockauto
- Parts geek
- Parts Market (used)
- Carparts.Com



EXAMPLES OF PARTS MANUFACTURERS

- Denso Products and Services
- Hollie Performance Products
- Rough Country
- Goodyear Tire and Rubber co.
- American Honda Motor Co., Inc.
- Polaris Industries, Inc.
- 3M Automotive

NEW CAR DEALERSHIPS

- AP4Less.com will help New Car Dealers turn over their parts inventory faster.

Auto Parts 4Less Marketplace
Simple Revenue / Expense Model

Primary Revenue Stream

- 10% marketplace fee on each sale
- Fee charged at checkout
- None to little A/R to deal with

3 Major Expense Categories

- General admin & overhead
- Server operations, site Development and support
- Advertising and Branding

Major Expenses We Do Not Have

(unlike typical eCommerce and online sellers)

- Fulfillment & shipping costs
- Warehouse and inventory expenses
- Management of returned products


12V

AutoParts4less.com Marketplace Platform Model Comparative to CarParts.com eCommerce Model (Slide 1 of 2)

	CarParts.com eCommerce Site Trading on NASDAQ (1)	AutoParts4Less.com Marketplace Trading on OTCQB
SKU's Available	731,000 SKUs (Single Seller)	1-3 million SKUs @ Launch / Est. 25 Million SKUs by End of First Year/ Multiple Sellers for Most SKUs
Employees	1,529 (622 in Philippines)	10 Presently / Estimated 50 Employees @ End of 1st Year
Warehouse / Distribution Centers	5 Warehouse Locations	0 Warehouses /Distribution Centers (Sellers Responsible for Shipping and Returns)
Inventory Value	$138 million	No Inventory Held

(1) All CarParts.com, Inc. numbers sourced from 10k ending 12-31-2021

AutoParts4less.com Marketplace Platform Model Comparative to CarParts.com eCommerce Model (slide 2 of 2)

	CarParts.com eCommerce Site Trading on NASDAQ	AutoParts4Less.com Marketplace Trading on OTCQB
Sales*	$582,440,000	10% Fee $58,244,000 (1)
Cost of goods	(295,372,000)	0.00
Freight and shipment	(89,785,000)	0.00
Advertising and marketing	(69,000,000) **	(54,000,000) (2)
Operating expenses	(137,394,000)	(4,000,000) (2)
(Loss) Income from operations	($9,111,111)	$244,000

* All CarParts.com numbers from 10k ending 12-31-2021
** Includes marketing salaries and overhead

(1) Estimated 10% marketplace sales fee Income based off Carparts.com 2021 sales.
(2) As sales grow, estimated operating expenses should grow at minimal rate to sales.

Software Partnerships Solve Unique Challenges


CAMPING WORLD
SureDone
23
CAMPING WORLD
channeladvisor
24

SureDone

channeladvisor

- **Large Parts Databases** create unique eCommerce challenges resulting in many auto parts sellers choosing data solutions partners.
- **SureDone and ChannelAdvisor** provide digital solutions allowing large sellers a simple process to push inventory on to marketplaces such as eBay and Amazon.
- **AP4Less has Integration Contracts** with both SureDone and ChannelAdvisor.
- **These Integration contracts allow potentially** 400 Auto Parts sellers to list, update, add and delete millions of parts on AP4Less marketplace with only a few clicks!

Branding & Marketing Team



Hedges & Company.

Hedges & Company, founded in 2004, holds a Google Premier Partner Agency certification and has provided automotive research and marketing services for automotive industry publishers, Fortune 500 corporations , private equity firms and some of the aftermarket’s best-known brands. Hedges will primarily concentrate on SEO (which includes indexing most individual parts listed on the site) as well as Google ads.

DIGITAL IGNITE

Digital Ignite, a MarTech agency, will focus on building, testing and evolving strategies to engage our target audience through programmatic IP targeting and retargeting with unique messaging as well as playing an extensive role in creating, planning, managing and executing all public relations initiatives.

Technology Stack Is Second To None



- The Auto Parts 4Less technology stack is specifically designed to address the large database dilemma that parts sellers face.
- The site was coded "in-house" with technology partner eCommerce Pundit allowing for feature rich applications for both sellers and buyers.
- Our proprietary code is a crucial differentiator over other mass-produced e-commerce sites that offer cookie-cutter marketplace platforms.

Experienced Development Team



Auto Parts 4Less Group, Inc., through e-Commerce Pundit, has an experienced global team of skilled e-commerce professionals directed and governed from our Las Vegas headquarters.

Las Vegas & Atlanta

10+ Resources
Management, Governance and Contact Center

Ahmedabad, Mumbai & Gurugram

60+ Resources
Creative, Development, Technical Support & Training

Our History

2015 Beginning

In late 2015 Christopher Davenport started selling Lift Kits and other aftermarket parts via established marketplaces such as Ebay, and Amazon from his garage under the name LiftKits4Less.com

2018 Private to Public

In November 2018, The 4Less Group, Inc. did a reverse merger with MedCareers Group, Inc. and began trading on the OTC:Pink under the symbol **FLES**. In February 2021 FLES up-listed to the OTCQB.

2019 AutoParts4Less.com URL Purchase

In late 2019 Auto Parts 4Less Group, Inc. buys URL AutoParts4Less.com as 1st step to building largest Auto Parts Marketplace on the Internet.


FORD

Topline Annual Revenue

LiftKits4Less Sales Only



$4,773,730
2nd Full Year
$6,989,134
$8,338,429
$8,228,656*
$11,018,757
Year Ending January 31, 2018
Year Ending January 31, 2019
Year Ending January 31, 2020
Year Ending January 31, 2021
Year Ending January 31, 2022

*In early FYE 2020, LiftKits4less made a strategic decision to move away from selling on the Amazon platform. By transitioning sales direct to Liftkits4Less.com, 4Less replaced nearly 100% of lost annual Amazon revenue while increasing margin 8%-10% with deletion of marketplace fees.

FYE 2018-2022

Marketplace Disruption In Lodging

Within 10% of the time, with 2%-5% of the staff, with no properties, the AirBnB marketplace offers more rooms & is more valuable than all other hotel chains combined.



Market Cap of Hotels
IHG
InterContinental Hotels Group
800K rooms
$12B
$10B
ACCOR
500K rooms
Hilton
900K rooms
$50B
$30B
airbnb
5,000K rooms
$110B
$9B
HYATT
230K rooms
Marriott
1,300K rooms
300,000
200,000
100,000
Employees
20
40
60
80
100
Years in Business
Bubble size represents market cap

Marketplace Disruption In Grocery

Within 10% of the time, with 5% of the staff, with no stores, marketplace Instacart developed a larger valuation



Grocer Market Cap
500,000
400,000
300,000
200,000
Employees
instacart
$39B
Albertsons
$15B
$17B
Publix
$7B
Wakefern
$36B
Kroger
$36B
Ahold Delhaize
20
40
60
80
100
120
140
160
Years in Business
Bubble size represents market cap

Slide Per McFadyen Digital - Marketplace Business Case Webinar Deck

Potential Marketplace Disruption In Auto Parts

Within 5% of the time, fewer than 1% of staff and no stores, <u>can</u> AutoParts4Less.com Marketplace develop a larger valuation than today's top Auto Parts retail stores?



100,000
90,000
80,000
70,000
60,000
50,000
EMPLOYEES
$43B
$45B
$12B
$21B
$??
What will AP4Less be?
40
50
60
70
80+
YEARS IN BUSINESS



Stock Information

- Trades on OTCQB
- Trading Symbol: FLES
- 1,667,574 Shares O/S
- 12 Month Trading Range $23.10 - $3.18
  (9-14-2021 through 9-13-2022)


CONTACT
INFORMATION

Contact



Tim Armes

Chairman of the Board & CEO

Auto Parts 4Less Group, Inc.
972-489-6300
timarmes@the4lesscorp.com



Christopher Davenport MBA

President & Founder

Auto Parts 4Less, Inc.
702-218-1486
chris@the4LessCorp.com

Auto Parts 4Less Group, Inc.

106 W. Mayflower

North Las Vegas, NV 89030